SYMS CORP

Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the quarterly report of Syms Corp (the “Company”) on Form 10-Q for the quarter ended August 28, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Seth L. Udasin, Chief Financial and Administrative Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

                    (1)          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                    (2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Seth L. Udasin

Seth L. Udasin
Chief Financial and Administrative Officer
Syms Corp
October 7, 2010

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of this report or as a separate disclosure document.

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